UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

ITEM 1.          REPORT TO STOCKHOLDERS.

                The Annual Report to Stockholders is filed herewith.

LMP
Capital and Income Fund Inc.
(SCD)

ANNUAL REPORT

OCTOBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LMP
Capital and Income Fund Inc.

Annual Report • October 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	6

	Schedule of Investments	7

	Statement of Assets and Liabilities	24

	Statement of Operations	25

	Statements of Changes in Net Assets	26

	Statement of Cash Flows	27

	Financial Highlights	28

	Notes to Financial Statements	29
Fund Objective
The Fund’s investment	Report of Independent Registered Public Accounting Firm	39
objective is total return
with an emphasis on	Additional Information	40
income.
	Annual Chief Executive Officer and Chief Financial Officer Certification	44

	Important Tax Information	45

	Dividend Reinvestment Plan	46

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Letter from the Chairman

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and

LMP Capital and Income Fund Inc.	I

strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say: “The Committee judges that, after this action, the upside risks to inflation roughly balance the downside risks to growth.”

Despite periods of extreme volatility, the U.S. stock market overall produced strong results during the 12-month reporting period. After rising in six of the first seven months of the period, the market reversed course in June and July 2007. Earlier in the fiscal year, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then began to rally in late August 2007, as the Fed lowered the discount rate and indicated that it had not ruled out reducing the federal funds rate. The market’s ascent continued in September and October, when the Fed lowered the federal funds rate twice. All told, the S&P 500 Indexiv returned 14.55% during the 12 months ended October 31, 2007.

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market.

II	LMP Capital and Income Fund Inc.

These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended October 31, 2007, two-year Treasury yields fell from 4.71% to 3.94%. Over the same period, 10-year Treasury yields fell from 4.61% to 4.48%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index[v], returned 5.38%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer November 30, 2007

LMP Capital and Income Fund Inc.	III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	LMP Capital and Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A.  Despite a number of concerns over the course of the reporting period, the U.S. stock market posted solid gains across most segments for the 12 months ended October 31, 2007. After showing strength at the start of the period, the broad U.S. equity market sold off sharply in late February and early March of 2007. Investors were concerned over increased volatility in international markets, signs of deterioration in the U.S. subprime mortgage markets, and rising oil prices due to geopolitical developments in the Middle East and increasing demand from developing markets. Despite these challenges, the U.S. equity market rebounded sharply at the end of March and continued to make gains through the spring and the start of the summer.

The latter half of the reporting period saw the U.S. equities market reach several new milestones. The Dow Jones Industrial Average (“DJIA”)i reached a record high on July 19, 2007, closing above 14,000 for the first time in history, but then fell over 1,000 points during the following four weeks as widening concerns tied to collateralized debt obligations and a slumping housing market fed increasing bond and stock market volatility. Adding to the market’s anxieties were record high oil prices and the decline of the U.S. dollar, which set record lows against the Euro.

Following reassurance from Federal Reserve Board (“Fed”)ii Chairman Ben Bernanke and Fed actions to inject liquidity in the markets, including a 50 basis point reduction in the discount rateiii on August 17, 2007 and a 50 basis point cut in the federal funds rateiv on September 18, 2007, stocks, in general, recovered and continued upward to register gains in September and October, with the DJIA setting another record high on October 9, 2007. At the close of the reporting period on October 31, 2007, the Fed cut the federal funds rate by another 25 basis points, prompting a brief but sharp rally that helped most major U.S. equity market indexes capture respectable gains for the fiscal year.

During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Fed monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.71% and 4.61%, respectively. This inversion of the yield curvev, when shorter-term yields eclipse their longer-term counterparts, has often been a precursor to weaker economic growth. However, after tepid gross domestic product (“GDP”)vi growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasuries were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

After their June peaks, Treasury yields then moved sharply lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to

LMP Capital and Income Fund Inc. 2007 Annual Report	1

quality.” During this time, investors were drawn to the relative safety of Treasuries, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed aggressively lowered the discount rate and the federal funds rate toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. By October, the volatility in the bond market was less extreme and, at the end of the fiscal year, two- and 10-year Treasury yields were 3.94% and 4.48%, respectively.

Performance Review

For the 12 months ended October 31, 2007, LMP Capital and Income Fund Inc. returned 16.32% based on its net asset value
(“NAV”)vii and 18.22% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Indexviii and the S&P 500 Indexix, returned 5.38% and 14.55%, respectively, for the same period. The Fund’s Lipper Income and Preferred Stock Closed-End Funds Category Averagex increased 0.70% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period of this report, the Fund made distributions to shareholders totaling $1.55 per share. The performance table below shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$22.95 (NAV)	16.32%
$19.88 (Market Price)	18.22%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

2	LMP Capital and Income Fund Inc. 2007 Annual Report

Q.  What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A. Pursuant to the Fund’s investment objective it has the ability to allocate assets across a board range of equity and fixed-income investments. The Fund having made an allocation of its assets, over the reporting period, in a higher proportion to equities rather than fixed income was a significant contributor to the Fund’s performance. In the equity portion of the Fund, stock selection in the Consumer Discretionary, Information Technology, Financials and Industrials sectors significantly enhanced the Fund’s results, relative to the S&P 500 Index, during the reporting period. In terms of sector allocation, overweight positions in the Energy and Information Technology sectors and an underweight position in the Health Care sector made significant contributions to performance during the period. Individual stocks that made a significant positive contribution to performance included Las Vegas Sands Corp. in the Consumer Discretionary sector, National Fuel Gas Co. in the Utilities sector, EMC Corp. in the Information Technology sector, General Electric Co. in the Industrials sector and Altria Group Inc. in the Consumer Staples sector.

In the fixed-income portion of the Fund, durationxi was managed tactically during the reporting period and was adjusted given changing market conditions. Overall, this contributed to performance, especially in the second half of the fiscal year. During that time, the portfolio’s duration rose and this helped the Fund to benefit from the summer rally in the Treasury market. In terms of yield curve positioning, we structured the portfolio in anticipation of a steepening of the curve. This enhanced the Fund’s performance during the financial turmoil that occurred in the summer. Over that time, the market priced in interest rate cuts by the Fed. This caused the curve to steepen, as yields on short-dated securities fell much more than those from their longer-dated counterparts. In addition, an allocation to U.S. Treasury Inflation-Protected Securities (TIPS)xii was a modest contributor to performance as the market prepared for Fed interest rate cuts and the potential for inflationary pressures.

What were the leading detractors from performance?

A. In the equity portion of the Fund, stock selection in the Energy and Health Care sectors negatively impacted relative performance during the period. In addition, underweights in the Materials and Telecommunication Services sectors and an overweight to the Financials sector detracted from results. Individual holdings that had a negative impact on the Fund’s performance included Warner Music Group Corp. in the Consumer Discretionary sector, Fidelity National Financial Inc. — Class A Shares, Marsh & McLennan Cos. and UBS AG, all in the Financials sector, as well as Kraft Foods Inc. in the Consumer Staples sector.

In the fixed-income portion of the Fund, a large overweight to mortgages significantly detracted from performance as volatility and spreads both spiked in the wake of the subprime mortgage crisis. Elsewhere, issue selection within the Corporate Bond sector detracted from results.

The Fund reduced the amount of leverage it employed over the course of the reporting period, thereby reducing the amount of potential risk. However, due to the Fund’s positive

LMP Capital and Income Fund Inc. 2007 Annual Report	3

performance over the period, maintaining a higher rate of leverage would have led to further positive performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, in the equity portion of the Fund, the Fund’s portfolio shifted from an underweight position to an overweight position in the Energy, Industrials and Telecommunication Services sectors, and switched from an overweight to an underweight in the Financials sector. In terms of individual stocks, significant positions that were closed during the period included McDonalds Corp., WellPoint Inc., Microsoft Corp., ACE Ltd., First American Corp., Chubb Corp., Capital One Financial Corp., Fidelity National Information Services Inc., Agilent Technologies Inc. and Honeywell International Inc. Significant new additions to the portfolio during the period included Invesco PLC — ADR, Liberty Media Holding Corp. (Capital Group, Series A Shares), EMC Corp., Crown Castle International Corp., SBA Communications Corp. (Class A), Crosstex Energy Inc., United Technologies Corp., VeriSign Inc., Halliburton Co. and Covanta Holding Corp.

Looking for Additional Information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Capital and Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Gendelman
Portfolio Manager

ClearBridge Advisors, LLC (Equity Portion)

Western Asset Management Company (Fixed-Income Portion)

November 20, 2007

4	LMP Capital and Income Fund Inc. 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2007 and are subject to change and may not be representative of the Fund’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: American Express Co. (3.2%), Invesco PLC, ADR (3.1%), UBS AG (3.1%), Altria Group Inc. (3.1%), Liberty Media Holding Corp. (3.1%), Federal Home Loan Mortgage Corp. (FHLMC) (3.0%), EMC Corp. (2.9%), General Electric Co. (2.8%), Crown Castle International Corp. (2.8%) and Crosstex Energy Inc. (2.6%). Please refer to pages 7 through 23 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2007 were: Industrials (22.6%), Financials (18.8%), Energy (16.7%), Consumer Discretionary (15.1%) and Information Technology (13.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Stock and bond prices are subject to fluctuation. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield bonds are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                      The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii                    The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii                  The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv                  The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                    The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi                  Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii                NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii              The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix                  The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

x       Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 29 funds in the Fund’s Lipper category.

xi      Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xii     U.S. Treasury Inflation-Protected Securities (TIPS) are inflation-indexed securities issued by the U.S. Treasury in 5-year, 10-year and 20-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

LMP Capital and Income Fund Inc. 2007 Annual Report	5

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

6	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007)

LMP CAPITAL AND INCOME FUND INC.

Shares	Security	Value
COMMON STOCKS — 73.0%
CONSUMER DISCRETIONARY — 9.5%
Household Durables — 0.0%
1,226,577	Home Interiors & Gifts Inc. (a)(b)*	$12,266
Media — 6.7%
208,660	E.W. Scripps Co., Class A Shares	9,391,787
100,900	Lamar Advertising Co., Class A Shares	5,394,114
167,970	Liberty Media Holding Corp., Capital Group, Series A Shares *	20,992,890
854,500	Time Warner Inc.	15,603,170
768,600	Warner Music Group Corp.	7,824,348
	Total Media	59,206,309
Multiline Retail — 1.2%
164,000	Target Corp.	10,063,040
Specialty Retail — 1.6%
280,410	Ross Stores Inc.	7,576,678
215,200	TJX Cos. Inc.	6,225,736
	Total Specialty Retail	13,802,414
	TOTAL CONSUMER DISCRETIONARY	83,084,029
CONSUMER STAPLES — 2.4%
Tobacco — 2.4%
288,300	Altria Group Inc.	21,025,719
ENERGY — 12.1%
Energy Equipment & Services — 5.2%
72,600	Diamond Offshore Drilling Inc.	8,220,498
402,600	Halliburton Co.	15,870,492
139,370	SEACOR Holdings Inc. *	12,773,261
73,800	Transocean Inc. *	8,809,506
	Total Energy Equipment & Services	45,673,757
Oil, Gas & Consumable Fuels — 6.9%
124,750	Anadarko Petroleum Corp.	7,362,745
487,565	Crosstex Energy Inc.	17,976,521
50,820	Devon Energy Corp.	4,746,588
205,100	Newfield Exploration Co. *	11,042,584
109,000	Southwestern Energy Co. *	5,638,570
176,560	Total SA, ADR	14,232,502
	Total Oil, Gas & Consumable Fuels	60,999,510
	TOTAL ENERGY	106,673,267

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	7

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value
FINANCIALS — 12.5%
Capital Markets — 6.2%
35,600	Goldman Sachs Group Inc.	$8,825,952
703,110	Invesco PLC, ADR	21,557,353
144,790	Pzena Investment Management Inc., Class A *	2,806,030
396,100	UBS AG	21,266,609
	Total Capital Markets	54,455,944
Consumer Finance — 2.5%
356,200	American Express Co.	21,710,390
Insurance — 3.8%
113,100	AFLAC Inc.	7,100,418
192,520	American International Group Inc.	12,151,862
939,510	Fidelity National Financial Inc., Class A Shares	14,459,059
	Total Insurance	33,711,339
	TOTAL FINANCIALS	109,877,673
HEALTH CARE — 5.6%
Health Care Equipment & Supplies — 1.5%
271,900	Medtronic Inc.	12,898,936
Health Care Providers & Services — 2.5%
229,530	Quest Diagnostics Inc.	12,206,405
199,900	UnitedHealth Group Inc.	9,825,085
	Total Health Care Providers & Services	22,031,490
Pharmaceuticals — 1.6%
218,000	Johnson & Johnson	14,207,060
	TOTAL HEALTH CARE	49,137,486
INDUSTRIALS — 12.5%
Aerospace & Defense — 3.3%
118,710	L-3 Communications Holdings Inc.	13,015,364
213,000	United Technologies Corp.	16,313,670
	Total Aerospace & Defense	29,329,034
Building Products — 1.4%
569,900	Assa Abloy AB	11,994,124
Commercial Services & Supplies — 2.7%
538,100	Covanta Holding Corp. *	14,587,891
214,600	Monster Worldwide Inc. *	8,708,468
	Total Commercial Services & Supplies	23,296,359
Industrial Conglomerates — 2.2%
475,300	General Electric Co.	19,563,348
Machinery — 1.7%
313,300	Dover Corp.	14,411,800

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value
Road & Rail — 1.2%
55,600	Burlington Northern Santa Fe Corp.	$4,845,540
133,600	CSX Corp.	5,981,272
	Total Road & Rail	10,826,812
	TOTAL INDUSTRIALS	109,421,477
INFORMATION TECHNOLOGY — 10.6%
Communications Equipment — 3.9%
451,900	Cisco Systems Inc. *	14,939,814
266,580	Corning Inc.	6,469,897
298,100	QUALCOMM Inc.	12,737,813
	Total Communications Equipment	34,147,524
Computers & Peripherals — 2.2%
779,500	EMC Corp. *	19,791,505
Internet Software & Services — 3.0%
84,270	Equinix Inc. *	9,830,938
479,900	VeriSign Inc. *	16,359,791
	Total Internet Software & Services	26,190,729
Software — 1.5%
584,500	Oracle Corp. *	12,958,365
	TOTAL INFORMATION TECHNOLOGY	93,088,123
TELECOMMUNICATION SERVICES — 4.1%
Wireless Telecommunication Services — 4.1%
467,950	Crown Castle International Corp. *	19,218,707
482,400	SBA Communications Corp., Class A *	17,173,440
	TOTAL TELECOMMUNICATION SERVICES	36,392,147
UTILITIES — 3.7%
Electric Utilities — 1.1%
166,700	Allegheny Energy Inc. *	10,112,022
Gas Utilities — 1.5%
267,460	National Fuel Gas Co.	12,969,135
Independent Power Producers & Energy Traders — 1.1%
207,000	NRG Energy Inc. *	9,451,620
	TOTAL UTILITIES	32,532,777
	TOTAL COMMON STOCKS
	(Cost — $605,893,101)	641,232,698

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	9

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Thrifts & Mortgage Finance — 0.0%
300	Federal National Mortgage Association (FNMA), 7.000% (Cost — $15,960)	$15,872

Face Amount
ASSET-BACKED SECURITIES — 0.5%
Home Equity — 0.5%
$750,000	Asset-Backed Funding Certificates, 6.323% due 1/25/34 (c)	654,282
410,000	Countrywide Asset-Backed Certificates, 6.381% due 6/25/34 (c)	383,471
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (d)	66
186,805	Fremont Home Loan Trust, 5.973% due 2/25/34 (c)	164,043
1,005,000	GSAMP Trust, 6.023% due 11/25/34 (c)	904,513
2,951	Merrill Lynch Mortgage Investors Inc., 5.000% due 9/25/35 (d)	2,852
1,500,000	Option One Mortgage Loan Trust, 5.923% due 5/25/34 (c)	1,398,134
520,783	Renaissance Home Equity Loan Trust, 6.773% due 3/25/34 (c)	473,624
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33 (d)	16
71,380	5.500% due 3/27/34 (d)	5,443
	TOTAL ASSET-BACKED SECURITIES
	(Cost — $4,670,551)	3,986,444
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
260,000	American Home Mortgage Investment Trust, 5.673% due 11/25/45 (c)	254,346
172,490	Bear Stearns ARM Trust, 5.782% due 2/25/36 (c)	170,644
	Federal Home Loan Mortgage Corp. (FHLMC):
65,097	6.000% due 3/15/34 (c)	59,079
549,289	PAC, 6.000% due 4/15/34 (c)	535,394
746,886	Harborview Mortgage Loan Trust, 6.091% due 11/19/35 (c)	597,276
451,505	Merit Securities Corp., 6.319% due 9/28/32 (c)(d)	415,273
	MLCC Mortgage Investors Inc.:
387,528	5.793% due 4/25/29 (c)	386,836
653,239	5.753% due 5/25/29 (c)	653,659
	Thornburg Mortgage Securities Trust:
257,169	6.220% due 7/25/37 (c)	255,883
277,634	6.231% due 7/25/37 (c)	279,673
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $3,772,020)	3,608,063
COLLATERALIZED SENIOR LOANS — 0.7%
Aerospace & Defense — 0.1%
	Dubai Aerospace Enterprise, Term Loan:
334,528	7.998% due 7/31/09 (c)	334,319
665,472	9.033% due 7/31/14	665,888
	Total Aerospace & Defense	1,000,207

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Airlines — 0.1%
$250,000	Delta Airlines Inc., Term Loan, 8.082% due 4/30/14	$248,170
250,000	United Airlines Inc., Term Loan B, 7.032% due 1/12/14	240,139
	Total Airlines	488,309
Commercial Banks — 0.1%
570,000	First Data Corp., 7.960% due 10/15/14 (c)	550,465
Commercial Services & Supplies — 0.0%
250,000	US Investigations Services Inc., Term Loan B, 0.000% due 2/21/15	243,125
Diversified Consumer Services — 0.0%
250,000	Thomson Learning Hold, Term Loan B, 7.950% due 7/5/14 (c)	242,361
Diversified Telecommunication Services — 0.0%
250,000	Insight Midwest, Term Loan B, 7.000% due 4/10/14 (c)	245,191
Electric Utilities — 0.1%
500,000	TPF Generation Holdings LLC, Term Loan B, 0.000% due 10/10/14	500,155
Health Care Equipment & Supplies — 0.1%
	Bausch & Lomb Inc.:
200,000	Term Loan, 8.143% due 4/11/15 (c)	200,562
50,000	Term Loan B, 0.000% due 4/11/15	50,141
	Total Health Care Equipment & Supplies	250,703
Health Care Providers & Services — 0.1%
	Community Health Systems Inc.:
15,468	Term Loan, 0.000% due 7/2/14	15,129
234,532	Term Loan B, 7.756% due 7/2/14 (c)	229,402
249,372	HCA Inc., Term Loan B, 7.448% due 11/1/13 (c)	244,054
	Total Health Care Providers & Services	488,585
Hotels, Restaurants & Leisure — 0.0%
250,000	Aramark Corp., Term Loan, 0.000% due 1/31/14	244,406
Media — 0.1%
250,000	Charter Communications, Term Loan B, 7.350% due 3/15/14	240,667
250,000	CMP Susquehanna Corp., 0.000% due 6/7/13	242,500
249,375	LodgeNet Entertainment Corp., Term Loan B, 7.200% due 4/4/14	245,245
250,000	Regal Cinemas, Term Loan B, 0.000% due 10/19/10	244,815
	Total Media	973,227
Multiline Retail — 0.0%
250,000	Neiman Marcus Group Inc., Term Loan B, 7.448% due 3/13/13 (c)	246,448
Road & Rail — 0.0%
250,000	UPC, Term Loan N, 7.100% due 3/30/14	242,305
Specialty Retail — 0.0%
250,000	Michaels Stores, Inc. Term Loan B, 7.619% due 10/31/13 (c)	240,057

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	11

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Wireless Telecommunication Services — 0.0%
$250,000	Telesat Ganada, Term Loan B, 7.901% due 10/15/14	$247,969
	TOTAL COLLATERALIZED SENIOR LOANS
	(Cost — $6,199,182)	6,203,513
CORPORATE BONDS & NOTES — 9.5%
Aerospace & Defense — 0.1%
275,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	275,000
250,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (d)(e)	252,500
	Total Aerospace & Defense	527,500
Airlines — 0.1%
	Continental Airlines Inc.:
170,000	Notes, 8.750% due 12/1/11	168,300
	Pass-Through Certificates:
122,925	8.312% due 4/2/11	122,437
380,000	7.339% due 4/19/14	359,765
460,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (d)	485,300
	Total Airlines	1,135,802
Auto Components — 0.2%
280,000	Allison Transmission Inc., 11.250% due 11/1/15 (d)(e)	277,550
295,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	241,162
1,075,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	1,005,125
	Total Auto Components	1,523,837
Automobiles — 0.2%
110,000	Ford Motor Co., Debentures, 8.875% due 1/15/22	95,425
	General Motors Corp., Senior Debentures:
630,000	8.250% due 7/15/23	571,725
1,300,000	8.375% due 7/15/33	1,189,500
	Total Automobiles	1,856,650
Building Products — 0.1%
540,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	553,500
490,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.186% due 3/1/14	323,400
	Total Building Products	876,900
Capital Markets — 0.2%
	E*TRADE Financial Corp., Senior Notes:
160,000	7.375% due 9/15/13	150,400
65,000	7.875% due 12/1/15	62,075
1,200,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (d)	1,190,969
20,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 11/29/49 (c)	18,686

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Capital Markets — 0.2% (continued)
$130,000	Lehman Brothers Holdings Inc., Senior Notes, Medium-Term Notes, 6.200% due 9/26/14	$131,025
	Total Capital Markets	1,553,155
Chemicals — 0.1%
572,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	600,600
570,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	495,900
110,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	118,800
6,000	PPG Industries Inc., Notes, 6.500% due 11/1/07	6,000
	Total Chemicals	1,221,300
Commercial Banks — 0.3%
54,545	Fifth Third Bank, Notes, 2.870% due 8/10/09	52,823
290,000	Glitnir Banki HF, Notes, 6.375% due 9/25/12 (d)	292,371
100,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/49 (c)(d)	96,171
1,300,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (c)(d)(f)	1,307,362
1,400,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/14 (c)(d)(f)	1,306,129
	Total Commercial Banks	3,054,856
Commercial Services & Supplies — 0.3%
180,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	172,800
75,000	Allied Waste North America Inc., Senior Notes, 7.250% due 3/15/15	75,938
405,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	430,312
600,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	636,000
290,000	Rental Services Corp., 9.500% due 12/1/14	280,212
790,000	US Investigations Services Inc., 10.500% due 11/1/15 (d)	756,425
225,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12	234,279
	Total Commercial Services & Supplies	2,585,966
Consumer Finance — 1.0%
	Aiful Corp., Notes:
300,000	6.000% due 12/12/11 (d)	286,491
100,000	5.000% due 8/10/10 (d)	94,721
	Ford Motor Credit Co.:
1,050,000	Notes, 7.000% due 10/1/13	943,603
	Senior Notes:
750,000	5.800% due 1/12/09	723,767
135,000	9.750% due 9/15/10	134,516
559,000	10.944% due 6/15/11 (c)	559,316
1,600,000	9.875% due 8/10/11	1,598,811
170,000	8.000% due 12/15/16	157,631
	General Motors Acceptance Corp., Notes:
500,000	5.625% due 5/15/09	476,512
320,000	7.750% due 1/19/10	309,901

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	13

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Consumer Finance — 1.0% (continued)
$1,580,000	6.875% due 9/15/11	$1,457,343
1,900,000	6.625% due 5/15/12	1,707,298
300,000	6.750% due 12/1/14	266,188
125,000	SLM Corp., Medium-Term Notes, 5.284% due 1/26/09 (c)	121,864
	Total Consumer Finance	8,837,962
Containers & Packaging — 0.1%
285,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	283,575
535,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	564,425
195,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (d)	201,825
	Total Containers & Packaging	1,049,825
Diversified Consumer Services — 0.0%
	Education Management LLC/Education Management Finance Corp.:
20,000	Senior Notes, 8.750% due 6/1/14	20,750
210,000	Senior Subordinated Notes, 10.250% due 6/1/16	221,550
	Total Diversified Consumer Services	242,300
Diversified Financial Services — 0.4%
150,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 9.092% due 10/1/12	133,500
100,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	97,298
610,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (d)	549,000
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	126,276
110,493	Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.642% due 11/30/07 (c)	110,300
125,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	109,297
250,000	General Electric Capital Corp., Medium-Term Notes, 5.450% due 1/15/13	253,088
200,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (c)(d)	192,416
125,000	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	126,271
210,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	212,887
	Residential Capital LLC, Senior Notes:
10,000	7.314% due 4/17/09 (c)	7,813
40,000	7.595% due 5/22/09 (c)	31,250
430,000	7.500% due 6/1/12 (c)	314,178
46,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	48,300
60,000	Vangent Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (d)	55,800
620,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.257% due 10/1/15	486,700
260,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	254,800
	Total Diversified Financial Services	3,109,174
Diversified Telecommunication Services — 0.6%
600,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	602,569

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Diversified Telecommunication Services — 0.6% (continued)
$170,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15	$185,300
	Intelsat Bermuda Ltd.:
180,000	9.250% due 6/15/16	187,650
680,000	Senior Notes, 11.250% due 6/15/16	734,400
	Level 3 Financing Inc.:
295,000	9.250% due 11/1/14	279,512
30,000	9.150% due 2/15/15 (c)	27,225
250,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (d)	265,625
140,000	PAETEC Holding Corp., Senior Note, 9.500% due 7/15/15 (d)	144,200
740,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	752,950
100,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	96,521
450,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	465,448
	Virgin Media Finance PLC, Senior Notes:
450,000	8.750% due 4/15/14	466,875
220,000	9.125% due 8/15/16	233,200
660,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	709,500
	Total Diversified Telecommunication Services	5,150,975
Electric Utilities — 0.1%
325,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	355,843
100,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	111,000
230,000	Pacific Gas & Electric Co., Senior Unsubordinated Notes, 5.800% due 3/1/37	222,037
	Total Electric Utilities	688,880
Electronic Equipment & Instruments — 0.1%
1,065,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	1,009,087
Energy Equipment & Services — 0.1%
725,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	706,875
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	56,650
10,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	11,456
	Total Energy Equipment & Services	774,981
Food & Staples Retailing — 0.0%
150,000	Safeway Inc., Senior Notes, 6.500% due 11/15/08	151,914
Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
125,000	7.250% due 6/15/10	119,375
261,000	8.875% due 3/15/11	258,064
	Total Food Products	377,439
Health Care Providers & Services — 0.3%
460,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (d)	468,050
	HCA Inc.:
295,000	Notes, 6.375% due 1/15/15	253,331

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	15

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Health Care Providers & Services — 0.3% (continued)
$345,000	Senior Notes, 6.500% due 2/15/16	$296,269
	Senior Secured Notes:
215,000	9.250% due 11/15/16 (d)	226,825
285,000	9.625% due 11/15/16 (d)(e)	302,100
425,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	431,375
	Tenet Healthcare Corp., Senior Notes:
180,000	6.375% due 12/1/11	158,400
650,000	7.375% due 2/1/13	555,750
1,000	9.875% due 7/1/14	915
150,000	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08	149,483
	Total Health Care Providers & Services	2,842,498
Hotels, Restaurants & Leisure — 0.8%
1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	986,250
265,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	172,913
315,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (d)	308,700
550,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	567,875
100,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	101,000
450,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	366,750
660,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	699,600
	MGM MIRAGE Inc.:
380,000	Notes, 6.750% due 9/1/12	376,200
	Senior Notes:
575,000	5.875% due 2/27/14	536,187
320,000	7.625% due 1/15/17	321,600
203,000	Senior Subordinated Notes, 9.375% due 2/15/10	214,165
500,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	517,500
625,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	632,812
	Station Casinos Inc.:
	Senior Notes:
60,000	6.000% due 4/1/12	55,950
250,000	7.750% due 8/15/16	245,937
105,000	Senior Subordinated Notes, 6.875% due 3/1/16	87,413
500,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	512,500
	Total Hotels, Restaurants & Leisure	6,703,352
Household Durables — 0.1%
335,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	281,400
325,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	334,750
700,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.608% due 9/1/12	626,500
	Total Household Durables	1,242,650
Independent Power Producers & Energy Traders — 0.7%
	AES Corp.:
720,000	7.750% due 10/15/17 (d)	724,500

See Notes to Financial Statements.

16	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Independent Power Producers & Energy Traders — 0.7% (continued)
$660,000	8.000% due 10/15/17 (d)	$669,075
1,100,000	Senior Notes, 7.750% due 3/1/14	1,105,500
	Energy Future Holdings:
270,000	10.875% due 11/1/17 (d)	274,387
1,490,000	11.250% due 11/1/17 (d)(e)	1,516,075
152,070	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	167,467
	NRG Energy Inc., Senior Notes:
250,000	7.250% due 2/1/14	250,625
1,025,000	7.375% due 2/1/16	1,025,000
380,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	298,302
	Total Independent Power Producers & Energy Traders	6,030,931
Insurance — 0.0%
120,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (c)	116,731
IT Services — 0.1%
	Ceridian Corp.:
110,000	11.250% due 11/15/15 (d)	109,175
170,000	12.250% due 11/15/15 (d)(e)	168,725
	SunGard Data Systems Inc.:
400,000	Senior Notes, 9.125% due 8/15/13	410,000
270,000	Senior Subordinated Notes, 10.250% due 8/15/15	282,825
	Total IT Services	970,725
Media — 0.7%
	Affinion Group Inc.:
355,000	Senior Notes, 10.125% due 10/15/13	371,862
100,000	Senior Subordinated Notes, 11.500% due 10/15/15	104,750
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
205,000	Senior Accreting Notes, 12.125% due 1/15/15	181,425
380,000	Senior Notes, 11.750% due 5/15/14	333,450
569,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	554,775
	CCH II LLC/CCH II Capital Corp., Senior Notes:
480,000	10.250% due 9/15/10	492,000
65,000	10.250% due 10/1/13	67,275
105,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	99,225
240,000	CMP Susquehanna Corp., 9.875% due 5/15/14	221,700
810,000	Comcast Corp., Notes, 6.500% due 1/15/17	848,469
700,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	705,250
180,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	173,700
	R.H. Donnelley Corp.:
655,000	Senior Discount Notes, 6.875% due 1/15/13	618,975
450,000	Senior Notes, 8.875% due 1/15/16	452,250
810,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12	854,521
260,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (d)	260,000
	Total Media	6,339,627

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	17

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Metals & Mining — 0.3%
$960,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	$1,053,600
650,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	697,125
205,000	Noranda Aluminum Holding Corp., Senior Notes, 11.146% due 11/15/14 (c)(d)(e)	193,725
100,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	96,500
350,000	Ryerson Inc., 12.000% due 11/1/15 (d)	361,375
100,000	Steel Dynamics Inc., 7.375% due 11/1/12 (d)	100,500
200,000	Tube City IMS Corp., 9.750% due 2/1/15	197,500
156,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	162,949
	Total Metals & Mining	2,863,274
Multi-Utilities — 0.0%
125,000	Keyspan Gas East Corp., Medium-Term Notes, 6.900% due 1/15/08	125,426
Multiline Retail — 0.1%
	Dollar General Corp.:
215,000	Senior Notes, 10.625% due 7/15/15 (d)	207,475
345,000	Senior Subordinated Notes, 11.875% due 7/15/17 (d)(e)	306,188
535,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	584,487
	Total Multiline Retail	1,098,150
Office Electronics — 0.0%
290,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	303,253
Oil, Gas & Consumable Fuels — 0.9%
	Anadarko Petroleum Corp., Senior Notes:
60,000	5.950% due 9/15/16	60,426
1,240,000	6.450% due 9/15/36	1,258,664
440,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	451,000
775,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	755,625
85,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	87,125
330,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	376,878
	El Paso Corp., Medium-Term Notes:
180,000	7.800% due 8/1/31	180,712
1,050,000	7.750% due 1/15/32	1,057,578
450,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	446,625
260,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	253,500
	Kerr-McGee Corp.:
140,000	6.950% due 7/1/24	149,362
300,000	Notes, 6.875% due 9/15/11	316,120
605,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (d)	609,538
160,000	Petroplus Finance Ltd., Senior Note, 7.000% due 5/1/17 (d)	151,200
290,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (d)	279,850
260,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	260,000
	Williams Cos. Inc.:
100,000	Notes, 8.750% due 3/15/32	117,000
470,000	Senior Notes, 7.750% due 6/15/31	505,250
170,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	185,437
	Total Oil, Gas & Consumable Fuels	7,501,890

See Notes to Financial Statements.

18	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Paper & Forest Products — 0.2%
	Abitibi-Consolidated Co. of Canada:
$40,000	Notes, 7.750% due 6/15/11	$33,400
	Senior Notes:
140,000	6.000% due 6/20/13	103,600
220,000	8.375% due 4/1/15	171,600
160,000	Abitibi-Consolidated Inc., Debentures, 7.400% due 4/1/18	113,600
545,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	545,000
	NewPage Corp.:
435,000	Senior Secured Notes, 11.606% due 5/1/12 (c)	470,887
200,000	Senior Subordinated Notes, 12.000% due 5/1/13	217,000
155,000	Verso Paper Holdings LLC, 9.125% due 8/1/14	160,813
150,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	156,308
	Total Paper & Forest Products	1,972,208
Pharmaceuticals — 0.1%
445,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	374,913
Real Estate Investment Trusts (REITs) — 0.0%
75,000	iStar Financial Inc., Senior Notes, 4.875% due 1/15/09	73,478
50,000	Simon Property Group LP, Notes, 6.375% due 11/15/07	50,010
85,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	84,363
	Total Real Estate Investment Trusts (REITs)	207,851
Real Estate Management & Development — 0.1%
270,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	202,500
520,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (d)	380,900
	Total Real Estate Management & Development	583,400
Road & Rail — 0.2%
1,005,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,085,400
50,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (d)	51,125
430,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	437,525
	Total Road & Rail	1,574,050
Semiconductors & Semiconductor Equipment — 0.0%
195,000	Freescale Semiconductor Inc., 8.875% due 12/15/14	185,494
Specialty Retail — 0.1%
235,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	212,675
165,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	175,312
	Total Specialty Retail	387,987
Textiles, Apparel & Luxury Goods — 0.1%
390,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	409,012
180,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	180,900
	Total Textiles, Apparel & Luxury Goods	589,912

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	19

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Tobacco — 0.0%
	Alliance One International Inc.:
$150,000	8.500% due 5/15/12	$150,000
90,000	Senior Notes, 11.000% due 5/15/12	96,750
	Total Tobacco	246,750
Trading Companies & Distributors — 0.1%
355,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (d)	346,125
360,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	351,000
450,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (d)	462,375
	Total Trading Companies & Distributors	1,159,500
Transportation Infrastructure — 0.0%
	Saint Acquisition Corp.:
435,000	Secured Notes, 12.500% due 5/15/17 (d)	279,488
130,000	Senior Secured Notes, 13.308% due 5/15/15 (c)(d)	83,525
	Total Transportation Infrastructure	363,013
Wireless Telecommunication Services — 0.5%
65,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (d)	64,837
1,270,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	1,417,714
	Rural Cellular Corp.:
245,000	Senior Notes, 9.875% due 2/1/10	256,637
110,000	Senior Secured Notes, 8.250% due 3/15/12	115,225
1,190,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12	1,300,856
780,000	True Move Co., Ltd., 10.750% due 12/16/13 (d)	805,350
	Total Wireless Telecommunication Services	3,960,619
	TOTAL CORPORATE BONDS & NOTES (Cost — $84,659,085)	83,472,707
MORTGAGE-BACKED SECURITIES — 6.9%
FHLMC — 3.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
3,280,401	5.120% due 6/1/35 (c)	3,274,148
100,000	6.126% due 9/1/37 (c)	101,687
	Gold:
676,442	7.000% due 6/1/17	701,167
20,186,257	6.000% due 7/1/21-2/1/34 (g)	20,465,073
324,657	8.500% due 9/1/25	348,759
732,075	6.500% due 8/1/29	755,956
4,508,840	6.000% due 2/1/36	4,539,466
	Total FHLMC	30,186,256

See Notes to Financial Statements.

20	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount		Security	Value
FNMA — 3.3%
		Federal National Mortgage Association (FNMA):
$718,206		8.000% due 12/1/12	$734,628
1,760,975		5.500% due 1/1/14-4/1/35	1,744,736
1,670,507		7.000% due 3/15/15-6/1/32	1,752,168
583,991		4.204% due 12/1/34 (c)	575,813
800,831		4.855% due 1/1/35 (c)	803,593
1,035,782		5.051% due 3/1/35 (c)	1,037,663
1,372,909		5.874% due 4/1/35 (c)	1,400,013
2,908,435		5.636% due 4/1/36 (c)	2,922,977
4,838,023		5.588% due 5/1/36 (c)	4,861,246
10,500,000		5.000% due 11/13/37-12/12/37 (h)	10,075,862
2,800,000		6.000% due 11/13/37 (h)	2,820,563
		Total FNMA	28,729,262
GNMA — 0.2%
1,285,504		Government National Mortgage Association (GNMA), 5.500% due 8/15/21	1,290,494
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $60,114,011)	60,206,012

Face Amount†
SOVEREIGN BOND — 0.0%
Argentina — 0.0%
69,931	ARS	Republic of Argentina, GDP Linked Securities, 0.649% due 12/15/35 (c) (Cost - $560)	2,433
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.1%
U.S. Government Agency — 0.0%
100,000		Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	104,362
U.S. Government Obligations — 1.1%
		U.S. Treasury Bonds:
3,090,000		4.750% due 2/15/37	3,089,277
40,000		5.000% due 5/15/37	41,603
		U.S. Treasury Notes:
45,000		4.250% due 9/30/12	45,204
6,200,000		4.750% due 8/15/17 (g)	6,338,533
		Total U.S. Government Obligations	9,514,617
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $9,485,983)	9,618,979

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	21

Schedule of Investments (October 31, 2007) (continued)

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.9%
1,948,722	U.S. Treasury Bonds, Inflation Indexed, 2.375% due 1/15/27	$1,999,572
	U.S. Treasury Notes, Inflation Indexed:
98,781	0.875% due 4/15/10	96,544
3,048,434	2.375% due 4/15/11 (g)	3,096,782
2,783,889	2.375% due 1/15/17	2,844,135
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $7,690,198)	8,037,033

Contracts
PURCHASED OPTIONS — 0.7%
337	Eurodollar Futures, Call @ $94.00, expires 6/16/08	1,364,850
	Johnson & Johnson:
1,803	Call @ $60.00, expires 1/17/09	1,442,400
909	Call @ $65.00, expires 1/17/09	519,948
627	Marsh & McLennan Cos. Inc., Call @ $25.00, expires 1/19/08	115,995
1,260	S & P 500 Index, Put @ $1,480.00, expires 12/22/07	2,419,200
184	Sterling Futures, Call @ $93.00, expires 3/19/08	0
347	Target Corp., Call @ $55.00, expires 1/17/09	454,570
175	U.S. Treasury Notes 10 Year Futures, Put @ $106.00, expires 11/22/07	2,735
	TOTAL PURCHASED OPTIONS (Cost — $8,647,339)	6,319,698
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $791,147,990)	822,703,452

Face Amount
SHORT-TERM INVESTMENTS — 6.3%
U.S. Government Agencies — 4.4%
$39,000,000	Federal Home Loan Bank (FHLB), Discount Notes, 0.000% due 11/1/07 (g)	39,000,000
100,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.178% due 3/17/08	98,400
	Total U.S. Government Agencies (Cost — $39,098,093)	39,098,400
Repurchase Agreements — 1.9%
2,327,000	Interest in $839,650,000 joint tri-party repurchase agreement dated 10/31/07 with Greenwich Capital Markets Inc., 4.780% due 11/1/07; Proceeds at maturity — $2,327,309; (Fully collateralized by various U.S. government agency obligations, 2.750% to 5.500% due 11/15/07 to 7/17/09; Market value — $2,373,553)	2,327,000

See Notes to Financial Statements.

22	LMP Capital and Income Fund Inc. 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face Amount	Security	Value
Repurchase Agreements — 1.9% (continued)
$13,966,000	Morgan Stanley repurchase agreement dated 10/31/07, 4.800% due 11/1/07; Proceeds at maturity — $13,967,862; (Fully collateralized by U.S. government agency obligation, 0.00% due 12/7/07; Market value — $14,320,268) (g)	$13,966,000
	Total Repurchase Agreements (Cost — $16,293,000)	16,293,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $55,391,093)	55,391,400
	TOTAL INVESTMENTS — 100.0% (Cost — $846,539,083#)	$878,094,852

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)	Illiquid security.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	All or a portion of this security is segregated for open futures contracts, written options, foreign currency contracts and Securities traded on a to-be-announced (“TBA”) basis.
(h)	This security is traded on a TBA basis (See Note 1).
#	Aggregate cost for federal income tax purposes is $848,751,082.

Abbreviations used in this schedule:
	ADR	–	American Depositary Receipt
	ARM	–	Adjustable Rate Mortgage
	ARS	–	Argentine Peso
	GDP	–	Gross Domestic Product
	PAC	–	Planned Amortization Class

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
10	Eurodollar Futures, Put (Premiums received — $9,169)	2/22/08	$107.00	$2,969

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	23

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $846,539,083)	$878,094,852
Foreign currency, at value (Cost — $1,685,800)	1,905,565
Cash	51,562
Receivable for securities sold	19,014,955
Dividends and interest receivable	2,539,246
Receivable for open forward currency contracts	107,934
Receivable from broker — variation margin	15,180
Principal paydown receivable	1,004
Prepaid expenses	16,186
Total Assets	901,746,484
LIABILITIES:
Loan payable (Note 4)	170,000,000
Payable for securities purchased	41,445,041
Interest payable	743,984
Excise tax payable	714,895
Investment management fee payable	617,502
Payable for open forward currency contracts	240,994
Directors’ fees payable	16,678
Options written, at value (premium received $9,169)	2,969
Accrued expenses	204,301
Total Liabilities	213,986,364
Total Net Assets	$687,760,120

NET ASSETS:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$29,964
Paid-in capital in excess of par value	560,319,797
Undistributed net investment income	5,727,873
Accumulated net realized gain on investments, futures contracts, options written, foreign currency transactions and short sales	89,463,586
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	32,218,900
Total Net Assets	$687,760,120

Shares Outstanding	29,964,106
Net Asset Value	$22.95

See Notes to Financial Statements.

24	LMP Capital and Income Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Interest	$14,968,078
Dividends	9,492,911
Less: Foreign taxes withheld	(313,944)
Total Investment Income	24,147,045
EXPENSES:
Interest expense (Note 4)	10,274,950
Investment management fee (Note 2)	7,187,892
Excise tax (Note 1)	1,613,180
Commitment fees (Note 4)	427,235
Shareholder reports	294,959
Directors’ fees	117,251
Audit and tax	70,371
Legal fees	56,594
Stock exchange listing fees	25,926
Custody fees	21,437
Transfer agent fees	17,881
Insurance	9,762
Miscellaneous expenses	17,485
Total Expenses	20,134,923
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,388)
Net Expenses	20,132,535
Net Investment Income	4,014,510
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, FOREIGN CURRENCY TRANSACTIONS AND SHORT SALES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	92,134,903
Futures contracts	2,332,647
Options written	2,116,705
Foreign currency transactions	(87,221)
Short sales	(383,689)
Net Realized Gain	96,113,345
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(385,174)
Futures contracts	455,273
Options written	19,242
Foreign currencies	99,185
Change in Net Unrealized Appreciation/Depreciation	188,526
Net Gain on Investments, Futures Contracts, Options Written, Foreign Currency Transactions and Short Sales	96,301,871
Increase in Net Assets From Operations	$100,316,381

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	25

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006
OPERATIONS:
Net investment income	$4,014,510	$14,932,146
Net realized gain	96,113,345	63,622,130
Change in net unrealized appreciation/depreciation	188,526	(2,901,844)
Increase in Net Assets From Operations	100,316,381	75,652,432
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(248,702)	(17,048,795)
Net realized gains	(46,195,662)	(20,449,892)
Decrease in Net Assets From Distributions to Shareholders	(46,444,364)	(37,498,687)
FUND SHARE TRANSACTIONS:
Net increase in net assets due to an adjustment of initial offering costs†	—	442,559
Cost of shares repurchased (2,418,600 shares repurchased)	—	(42,362,520)
Decrease in Net Assets From Fund Share Transactions	—	(41,919,961)
Increase (Decrease) in Net Assets	53,872,017	(3,766,216)
NET ASSETS:
Beginning of year	633,888,103	637,654,319
End of year*	$687,760,120	$633,888,103

* Includes undistributed net investment income of:	$5,727,873	$6,922
†	Upon the initial public offering of the Fund, the Fund estimated $1,318,000 of offering costs. The actual offering cost amounted to $875,441 at the end of the offering period.

See Notes to Financial Statements.

26	LMP Capital and Income Fund Inc. 2007 Annual Report

Statement of Cash Flows (For the year ended October 31, 2007)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$22,909,288
Operating expenses paid	(8,695,197)
Net purchases of short-term investments	39,550,232
Realized loss on foreign currency transactions	(87,221)
Realized loss on options	(3,415,191)
Realized gain on futures contracts	2,332,647
Net change in unrealized appreciation on futures contracts	455,273
Net change in unrealized appreciation on foreign currencies	236,757
Purchases of long-term investments	(1,357,723,842)
Proceeds from disposition of long-term investments	1,411,929,473
Premium for written swaps	9,169
Change in payable to broker — variation margin	(34,063)
Change in payable for open forward currency contracts	126,138
Interest paid	(10,896,971)
Net Cash Provided By Operating Activities	96,696,492
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(46,444,364)
Proceeds from loan	(50,000,000)
Net Cash Flows Used By Financing Activities	(96,444,364)
Net Increase in Cash	252,128
Cash, Beginning of year	1,704,999
Cash, End of year	$1,957,127
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$100,316,381
Accretion of discount on investments	(1,714,157)
Amortization of premium on investments	266,025
Increase in investments, at value	(25,489,658)
Increase in payable for securities purchased	26,583,679
Decrease in interest and dividends receivable	210,375
Decrease in premium for written options	(206,689)
Increase in receivable for securities sold	(3,901,906)
Increase in payable for open forward currency contracts	126,138
Decrease in payable to broker — variation margin	(34,063)
Increase in prepaid expenses	(2,514)
Decrease in interest payable	(194,786)
Increase in accrued expenses	737,667
Total Adjustments	(3,619,889)
Net Cash Flows Provided By Operating Activities	$96,696,492

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2007 Annual Report	27

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

	2007		2006(1)		2005(1)		2004(1)(2)
Net Asset Value, Beginning of Year	$21.15		$19.69		$18.64		$19.06	(3)
Income (Loss) From Operations:
Net investment income	0.13		0.48		0.69		0.37
Net realized and unrealized gain (loss)	3.22		2.18		1.52		(0.19)
Total Income From Operations	3.35		2.66		2.21		0.18
Gain From Repurchase of Treasury Stock	—		—		0.04		—
Less Distributions From:
Net investment income	(0.01)		(0.55)		(0.98)		(0.40)
Net realized gains	(1.54)		(0.65)		(0.22)		—
Return of capital	—		—		—		(0.20)
Total Distributions	(1.55)		(1.20)		(1.20)		(0.60)
Net Asset Value, End of Year	$22.95		$21.15		$19.69		$18.64
Market Price, End of Year	$19.88		$18.19		$17.19		$17.24
Total Return, Based on NAV(4)(5)	16.32%		13.89%		12.34	%(6)	1.06%
Total Return, Based on Market Price(5)	18.22%		13.24%		6.85	%(6)	(10.74)%
Net Assets, End of Year (000s)	$687,760		$633,888		$637,654		$614,324
Ratios to Average Net Assets:
Gross expenses	3.03	%(7)	3.13	%(8)	2.45%		1.54	%(9)
Gross expenses, excluding interest expense	1.42	(7)	1.33	(8)	1.23		1.15	(9)
Net expenses	3.03	(7)(8)	3.13	(8)	2.45		1.54	(9)
Net expenses, excluding interest expense	1.42	(7)(8)	1.33	(8)	1.23		1.15	(9)
Net investment income	0.60		2.33		3.55		2.97	(9)
Portfolio Turnover Rate	180%		193%		64%		39%
Supplemental Data:
Loans Outstanding, End of Year (000s)	$170,000		$220,000		$220,000		$220,000
Asset Coverage for Loan Outstanding	505%		388%		390%		379%
Weighted Average Loan (000s)	$181,370		$220,000		$220,000		$105,783
Weighted Average Interest Rate on Loans	5.67%		5.26%		3.54%		2.22%
(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period February 24, 2004 (inception date) through October 31, 2004.
(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

(8)	Reflects fee waivers and/or expense reimbursements.
(9)	Annualized.

See Notes to Financial Statements.

28	LMP Capital and Income Fund Inc. 2007 Annual Report

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Short Sales. A short sale is a transaction in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market price of that security. To complete a short sale, the Fund may arrange through a broker to borrow the security to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed security. In borrowing the security to be delivered to the buyer, the Fund becomes obligated to replace the security borrowed at the market price at the time of replacement, whatever that price may be. A

LMP Capital and Income Fund Inc. 2007 Annual Report	29

Notes to Financial Statements (continued)

gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

30	LMP Capital and Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

LMP Capital and Income Fund Inc. 2007 Annual Report	31

Notes to Financial Statements (continued)

(i) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

32	LMP Capital and Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Distributions to Shareholders. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, the rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain are less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares.

(n) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income		Accumulated Net Realized Gain	Paid-in Capital
(a)	$1,613,180	—	$(1,613,180)
(b)	341,963	$(341,963)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, and book/tax differences in the treatment of distributions from real estate investment trusts.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMP Capital and Income Fund Inc. 2007 Annual Report	33

Notes to Financial Statements (continued)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage. LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund but is paid by Western Asset for its services to the Fund.

During periods in which the Fund is utilizing leverage, the fees which are payable to the manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

During the year ended October 31, 2007, the Fund was reimbursed for expenses amounting to $2,388 for a portion of non-recurring payments due to retiring Directors.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$ 1,282,392,933	$ 101,682,041
Sales	1,332,853,756	82,783,938

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$60,986,119
Gross unrealized depreciation	(31,642,349)
Net unrealized appreciation	$29,343,770

34	LMP Capital and Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

During the year ended October 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, Outstanding October 31, 2006	1,090	$215,858
Options written	4,733	5,044,997
Options closed	(5,813)	(5,251,686)
Options expired	—	—
Options Written, Outstanding October 31, 2007	10	$9,169

At October 31, 2007, the Fund had the following open forward foreign currency contracts as described below:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	2,830,000	$4,094,787	11/7/07	$66,848
Japanese Yen	72,660,000	630,787	11/7/07	9,761
Japanese Yen	72,660,000	637,651	2/12/08	(7,412)
Pound Sterling	808,000	1,678,122	11/7/07	23,903
				$93,100
Contracts to Sell:
Euro	2,830,000	4,094,787	11/7/07	(113,260)
Euro	2,830,000	4,098,659	2/12/08	(66,900)
Japanese Yen	72,660,000	630,787	11/7/07	7,422
Pound Sterling	808,000	1,678,122	11/7/07	(29,802)
Pound Sterling	808,000	1,672,586	2/12/08	(23,620)
				$(226,160)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(133,060)

At October 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
Eurodollar Futures	3	3/08	$713,490	$716,288	$2,798
Eurodollar Futures	2	6/08	476,047	478,100	2,053
Germany Federal Republic 10 year	27	12/07	4,416,113	4,426,928	10,815
U.S. Treasury Bonds	54	12/07	5,999,411	6,080,063	80,652
U.S. 2 Year Treasury Notes	62	12/07	12,772,998	12,840,781	67,783
U.S. 5 Year Treasury Notes	192	12/07	20,408,679	20,610,000	201,321
U.S. 10 Year Treasury Notes	15	12/07	1,629,684	1,650,234	20,550
Net Unrealized Gain on Open Futures Contracts					$385,972

At October 31, 2007, the Fund held TBA’s with a total cost of $12,859,266.

LMP Capital and Income Fund Inc. 2007 Annual Report	35

Notes to Financial Statements (continued)

The average monthly balance of mortgage dollar rolls outstanding for the Fund for the year ended October 31, 2007 was approximately $12,692,441.

4. Loan

At October 31, 2007, the Fund had a $325,000,000 credit line available pursuant to a revolving credit and security agreement, dated as of December 21, 2006 (the “Agreement”), with CHARTA, LLC and Citibank N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. As of October 31, 2007, the Fund had a $170,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available whether used or unused, at an annual rate of 0.10%. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstanding and any additional expenses. For the year ended October 31, 2007, the Fund incurred interest expense on this loan in the amount of $10,702,185.

5. Distributions Subsequent to October 31, 2007

On August 16, 2007, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.1400 per share payable on November 30, 2007 to shareholders of record on November 23, 2007. On November 19, 2007, the Board declared a distribution in the amount of $1.67 per share, payable on December 28, 2007 to shareholders of record on December 21, 2007. Additionally, the Board declared two distributions in the amount of $0.14 per share, payable on January 25, 2008 and February 29, 2008 to shareholders of record on January 18, 2008 and February 22, 2008, respectively. The Board of Directors also approved to retain a portion of the Capital Gains to be distributed and paid during the fiscal year ended 2008. However, due to the timing of these distributions, the Fund will be subject to excise tax of approximately $1,300,000 or $0.04 per share.

6. Capital Shares

On November 20, 2006, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock. The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. This is the fourth repurchase program authorized by the Board of Directors since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase programs of up to 1,000,000 shares each, the Fund has repurchased 3,000,000 shares of common stock. The second and third repurchase programs were authorized and announced in February 2006 and June 2006, respectively.

36	LMP Capital and Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$ 5,876,530	$ 17,048,795
Net long-term capital gains	40,567,834	20,449,892
Total Taxable Distributions	$46,444,364	$ 37,498,687

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$86,981,841
Undistributed long-term capital gains — net	8,753,625
Total Undistributed Earnings	$95,735,466
Other book/tax temporary differences(a)	1,667,992
Unrealized appreciation/(depreciation)(b)	30,006,901
Total Accumulated Earnings/(Losses) — net	$127,410,359

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which they were indemnified by Citigroup, Inc., their former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48

LMP Capital and Income Fund Inc. 2007 Annual Report	37

Notes to Financial Statements (continued)

prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157, and its impact on the financial statements has not yet been determined.

38	LMP Capital and Income Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
LMP Capital and Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Capital and Income Fund Inc. as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period February 24, 2004 (commencement of operations) through October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Capital and Income Fund Inc. as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 27, 2007

LMP Capital and Income Fund Inc. 2007 Annual Report	39

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Capital and Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	20	None

40	LMP Capital and Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class II	Since 2003	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006).

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007

Director of Legg Mason;
Chief Financial Officer
and Treasurer of certain
mutual funds associated
with Legg Mason;
Formerly, Controller of
certain mutual funds
associated with certain
predecessor firms of
Legg Mason (from 2002
to 2004)

				N/A	N/A

LMP Capital and Income Fund Inc.	41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global
Compliance at Legg
Mason (since 2006);
Managing Director of
Compliance at Legg
Mason, (since 2005);
Chief Compliance
Officer with certain
mutual funds associated
with Legg Mason (since
2006); Managing
Director of Compliance
at Legg Mason or its
predecessors (from
2002 to 2005). Prior to
2002, Managing
Director — Internal
Audit & Risk Review at
Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and
General Counsel of
Global Mutual Funds for
Legg Mason and its
predecessor (since
1994); Secretary and
Chief Legal Officer of
mutual funds associated
with Legg Mason (since
2003); formerly,
Secretary of CFM (from
2001 to 2004)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and
Deputy General Counsel
of Legg Mason (since
2005); Managing
Director and Deputy
General Counsel for
CAM (since 1992);
Assistant Secretary of
certain mutual funds
associated with Legg
Mason

				N/A	N/A

42	LMP Capital and Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Albert Laskaj Legg Mason 125 Broad Street, New York, NY 10004 Birth Year: 1977	Controller	Since 2007

Controller of certain
funds associated with
Legg Mason (since
2007); Formerly, Assistant
Controller of certain
mutual funds associated
with Legg Mason (from
2005 to 2007); Formerly,
Accounting Manager of
certain mutual funds
associated with certain
predecessor firms of Legg
Mason (from 2003 to
2005); Prior to 2003,
Senior Analyst of certain
mutual fund associated
with certain predecessor
firms of Legg Mason

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1967	Controller	Since 2007

Vice President of Legg
Mason (since 2002);
Controller of certain
funds associated with
Legg Mason or its predecessors
(since 2005);
Formerly, Assistant
Controller of certain
mutual funds associated
with Legg Mason predecessors
(from 2001 to
2005)

				N/A	N/A

(1)              The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2010 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)              Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

LMP Capital and Income Fund Inc.	43

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

44	LMP Capital and Income Fund Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2007:

Record Date:	11/17/2006	12/22/2006	01/19/2007	02/16/2007	03/23/2007	04/20/2007
Payable Date:	11/24/2006	12/29/2006	01/26/2007	02/23/2007	03/30/2007	04/27/2007
Ordinary Income: Qualified Dividend Income for Individuals	—	—	—	—	—	—
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	—	—	—	—	—
Long-Term Capital Gain Dividend	$0.100000	$0.250000	$0.100000	$0.100000	$0.100000	$0.100000

Record Date:	05/18/2007	06/22/2007	07/20/2007	08/24/2007	09/21/2007	10/19/2007
Payable Date:	05/25/2007	06/29/2007	07/27/2007	08/31/2007	09/28/2007	10/26/2007
Ordinary Income: Qualified Dividend Income for Individuals	—	—	—	—	$0.006446	$0.011901
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	—	—	—	$0.005749	$0.010614
Long-Term Capital Gain Dividend	$0.100000	$0.140000	$0.140000	$0.140000	$0.071100	$0.012800

Please retain this information for your records.

LMP Capital and Income Fund Inc.	45

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the

46	LMP Capital and Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

LMP Capital and Income Fund Inc.	47

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LMP Capital and Income Fund Inc.

DIRECTORS	LMP CAPITAL AND
Carol L. Colman	INCOME FUND INC.
Daniel P. Cronin	125 Broad Street
Paolo M. Cucchi	10th Floor, MF-2
Leslie H. Gelb	New York, New York 10004
R. Jay Gerken, CFA
Chairman	INVESTMENT MANAGER
William R. Hutchinson	Legg Mason Partners Fund
Dr. Riordan Roett	Advisor, LLC
Jeswald W. Salacuse
SUBADVISERS
OFFICERS	ClearBridge Advisors, LLC
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer	Western Asset Management
Company Limited
Kaprel Ozsolak
Chief Financial Officer	CUSTODIAN
and Treasurer	State Street Bank and Trust
Company
Ted P. Becker	225 Franklin Street
Chief Compliance Officer	Boston, Massachusetts 02110

Robert I. Frenkel	DIVIDEND DISBURSING
Secretary and Chief Legal Officer	AND TRANSFER AGENT
American Stock Transfer &
Thomas C. Mandia	Trust Company
Assistant Secretary	59 Maiden Lane
New York, New York 10038
Albert Laskaj
Controller	INDEPENDENT
REGISTERED PUBLIC
Steven Frank	ACCOUNTING FIRM
Controller	KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
SCD

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc. 125 Broad Street 10th Floor, MF-2 New York, NY 10004

American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

©2007 Legg Mason Investor Services, LLC Member FINRA, SIPC FD03548 12/07 SR07-476

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 in 2006 and $56,500in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $255 in 2006 and $13,500 in 2007. In 2006, these services consisted of procedures performed in connection with billing for time incurred in connection with KPMG work paper review and in 2007 the procedures performed in connection with the Agreed upon Procedures for the calculations pursuant to the revolving credit and Security Agreement as of January 25, 2007 for the Legg Mason Partners Capital and Income Fund.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Capital and Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PWC or KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $5,485 in 2006 and $5,150 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Capital and Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Capital and Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Capital and Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Capital and Income Fund and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Capital and Income Fund during the reporting period were $0 in 2007.

(h) Yes.  Legg Mason Partners Capital and Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Legg Mason Partners Capital and Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	PROXY VOTING

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any)

relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling
888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence; ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Western Asset Management Company and Western Asset Management
Company Limited (together, ”Western Asset” or the “Firm”) Proxy Voting
Policy

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.  Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

 d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the  NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    (a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

Robert Gendelman Clearbridge Advisors 620 Eighth Avenue New York, NY 10018	Since 2006

Portfolio manager of the fund; employee of Clearbridge Advisors since 2006; Senior Portfolio manager 2003-2006 at Cobble Creek Partners LLC; General Partner and Portfolio Manager at Neuberger Berman 1994-2003.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech ‡	112 registered investment companies with $116.9 billion in total assets under management	239 Other pooled investment vehicles with $221.2 billion in assets under management	1,060 Other accounts with $303.2 billion in total assets under management*

Stephen A. Walsh ‡	112 registered investment companies with $116.9 billion in total assets under management	239 Other pooled investment vehicles with $221.2 billion in assets under management	1,060 Other accounts with $303.2 billion in total assets under management*

Keith J. Gardner ‡	6 registered investment companies with $1.1 billion in total assets under management	6 Other pooled investment vehicles with $1.4 billion in assets under management	1 Other account with $15 million in total assets under management**

Detlev Schlichter ‡	2 registered investment companies with $210.8 million in total assets under management	26 Other pooled investment vehicles with $4.8 billion in assets under management	67 Other accounts with $26.9 billion in total assets under management***

Jeffrey Van Schaick ‡	14 registered investment Companies with $8.1 billion in total assets Under management	6 Other pooled investment vehicles with $5.2b in assets under management	12 Other accounts with $982 million in total assets under management

Robert Gendelman	2 registered investment Companies with $3.18 billion in total assets Under management	1 Other pooled investment vehicles with $0.01 billion in assets under management	0 Other accounts with $0 in assets under management

*	Includes 93 accounts managed, totaling $33.7 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $15 million, for which advisory fee is performance based.
***	Includes 20 accounts managed, totaling $7.7 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation (Western Asset)

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Compensation (ClearBridge Advisors)

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals.  A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm.   This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period.  Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio manager questionnaire survey and stock picking performance.  The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance.  These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product.  Every portfolio manager selects their primary product for the elective component.  Legg Mason then makes a company investment in the Legg Mason

Partners funds equal to the deferral amounts by fund.  This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period.  The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds.  Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description).  The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest (Western Asset)

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Potential Conflicts of Interest (ClearBridge Advisors)

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs.  For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style.  ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.  There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others.  The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise.  In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available.  These services may be more beneficial to certain funds or accounts than to others.  Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.  For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.  The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Detlev Schlichter	A
Jeffrey D. Van Schaick	A
Robert Gendelman	F

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	January 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	January 4, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Capital and Income Fund Inc.

Date:	January 4, 2008